Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:    ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
              CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:  01-47641, 01-47642, 01-47643, 01-47644

                CHAPTER 11 MONTHLY CONSOLIDATED OPERATING REPORT
                         FOR MONTH ENDING JULY 31, 2002

Comes now ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC, CMC Industries, Inc. and ACT Manufacturing Securities Corp. Debtor-In-Possession, and hereby submits its Monthly Consolidated Operating Report for the period commencing July 1, 2002 and ending July 31, 2002 as shown by the report and exhibits consisting of 12 pages and containing the following as indicated:

Page 2 - 6        Monthly Reporting Questionnaire (Attachment 1)

Page 7 - 8        Comparative Balance Sheets (Forms OPR-1 & OPR-2)

Page 9            Summary of Accounts Receivable (form OPR-3)

Page 10           Schedule of Post-petition Liabilities (Form OPR-4)

Page 11           Income Statement (Form OPR-5)

Page 12           Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  September 13, 2002                     DEBTOR (S) - IN-POSSESSION

                               By:            /s/ John F. Young
`                                      ----------------------------------------
                                                   (Signature)


                               Name & Title:  John F. Young
                                              Acting President & Chief Executive
                                              Officer

                               Address:       2 Cabot Road
                                              Hudson, Massachusetts 01749

                               Telephone No.: 978-567-4139

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:     ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
               CMC Industries, Inc. and ACT Manufacturing Securities Corp.

Case Number:   01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:      July 1, 2002 - July 31, 2002

1.   Payroll:  State the amount of all executive wages paid and taxes withheld and paid.

                                                                        Taxes Withheld
     Name and Title of Executive       Gross Wages        Net Wages       Due & Paid
     ---------------------------       -----------        ---------       ----------
     Young, John  Act. President/CEO   $  49,038.48     $  32,426.35     $ 15,771.29
     Taylor, Pauline  Treasurer            4,000.00         2,784.10        1,099.67
                                       ------------     ------------     -----------
     TOTAL PAYROLL                     $  53,038.48     $  35,210.45     $ 16,870.96

2.   Insurance:    Is workers' compensation and other insurance in effect?  Yes
                   Are payments current?  Yes
                   Changes in the month are indicated below.

----------------------------------------------------------------------------------------------------------------------------------
      COVERAGE              COMPANY                POLICY #                   AMOUNT                 TERM              PREMIUM
----------------------------------------------------------------------------------------------------------------------------------
        D&O                 Genesis               YXB000666F                10,000,000          3/29/02-3/29/03           165,000
                                                                                                                     Run Off Tail
----------------------------------------------------------------------------------------------------------------------------------
        D&O             Executive Risk             81680830                  5,000,000          3/29/02-3/29/03            52,500
                                                                                                                     Run Off Tail
----------------------------------------------------------------------------------------------------------------------------------
        D&O                 Kemper               3DY00207900                10,000,000          3/29/02-3/29/03            60,000
                                                                                                                     Run Off Tail
----------------------------------------------------------------------------------------------------------------------------------
        D&O                  TIG                 XD038844963                 5,000,000          3/29/02-3/29/03            26,250
                                                                                                                       + 1050 Tax
                                                                                                                     Run Off Tail
----------------------------------------------------------------------------------------------------------------------------------
        D&O                  Royal                RHS608921                  5,000,000          3/29/02-3/29/03            33,750
                                                                                                                     Run Off Tail
----------------------------------------------------------------------------------------------------------------------------------
        D&O              Old Republic              CUG25992                  5,000,000          3/29/02-3/29/03            45,000
                                                                                                                     Run Off Tail
----------------------------------------------------------------------------------------------------------------------------------
        D&O             Greenwich Ins.           EUL83179-02                20,000,000          3/29/02-3/29/03           625,000
                                                                                                                              New
----------------------------------------------------------------------------------------------------------------------------------
   Workers Comp.            Kemper               2BH072932-01               500/500/500         6/19/01-6/19/02           669,300
                                                                                                                         Replaced
----------------------------------------------------------------------------------------------------------------------------------
       Crime                Kemper               3F023571-00                 1,000,000          6/19/01-6/19/02            25,347
                                                                          Emp. Dishonesty                                  Lapsed
----------------------------------------------------------------------------------------------------------------------------------
                                                                             1,000,000                                     Lapsed
                                                                              Forgery
----------------------------------------------------------------------------------------------------------------------------------
                                                                             1,000,000                                     Lapsed
                                                                               Theft
----------------------------------------------------------------------------------------------------------------------------------
                                                                             1,000,000                                     Lapsed
                                                                          Computer Fraud
----------------------------------------------------------------------------------------------------------------------------------
      Package               Kemper               TKP82126700             Specific Coverage      6/19/02-6/26/02            26,010
                                                                            Bldgs.& PP                                   Replaced
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      COVERAGE             COMPANY               POLICY #               AMOUNT             TERM            PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
                                                                      75,000,000
                                                                         BII
------------------------------------------------------------------------------------------------------------------------------------
                                                                      10,000,000
                                                                         Flood
------------------------------------------------------------------------------------------------------------------------------------
      MA Auto.             Safety                3139137               1,000,000          6/19/02-           30,755
                                                                                          9/18/02         Partially
                                                                                                          Cancelled
                                                                                                               8/02
------------------------------------------------------------------------------------------------------------------------------------
   Out of State             CAN                C1077913264             1,000,000          6/19/02-           15,716
      Autos.                                                                              9/18/02         Cancelled
                                                                                                               8/02
------------------------------------------------------------------------------------------------------------------------------------
      Transit              Kemper               30T673698              1,000,000          6/19/02-           17,000
                                                                    Each Conveyance       6/25/02          Replaced
------------------------------------------------------------------------------------------------------------------------------------
      Umbrella             Kemper              9SX068105-01           10,000,000          6/19/02-           40,000
                                                                                          6/25/02          Replaced
------------------------------------------------------------------------------------------------------------------------------------
      Foreign              Kemper               QD602388-00            1,000,000          6/19/01-            Incl.
   International                                                                          6/25/02            Lapsed
     Employees
     Liability
------------------------------------------------------------------------------------------------------------------------------------
        DIC             Lloyds Primary           ND064400A             2,500,000          2/4/01-           150,000
                                                                                          2/4//02            Lapsed
------------------------------------------------------------------------------------------------------------------------------------
        DIC            Lloyds - 1/st/            ND064410A             7,500,000          2/4/01-            68,000
                           Excess                                                         2/4/02             Lapsed
------------------------------------------------------------------------------------------------------------------------------------
        DIC            Lloyds - 2/nd/            NN064420A            15,000,000          2/4/01-         11,320.80
                           Excess                                                         2/4/02             Lapsed
------------------------------------------------------------------------------------------------------------------------------------
        DIC            Lloyds - 3/rd/            NN064430A            36,169,922          2/4/01-            12,500
                           Excess                                                         2/4/02             Lapsed
------------------------------------------------------------------------------------------------------------------------------------
    Fiduciary              Chubb                 81480684              2,000,000          3/12/02-            2,100
    Liability                                                                             3/12/03           Renewed
------------------------------------------------------------------------------------------------------------------------------------
        EPL                Chubb                 81480684C             5,000,000          3/12/02-           60,000
                                                                                          3/12/03           Renewed
------------------------------------------------------------------------------------------------------------------------------------
     401K Plan             Kemper               3F895996-06             500,000           2/14/02-              408
                                                                                          2/14/03           Renewed
------------------------------------------------------------------------------------------------------------------------------------
     Kidnap &               Chubb                 81515304             2,000,000          9/4/01-             2,200
     Ransom                                                                               9/4/02            Renewed
------------------------------------------------------------------------------------------------------------------------------------
     Worker's           Liberty Mutual         WC535S333386-012       500/500/500         6/19/02-           27,963
    Comp - MS            Insurance Co.                                                    6/19/03
------------------------------------------------------------------------------------------------------------------------------------
     Worker's            Continental           6559UB893X138-4        500/500/500         6/19/02-           14,883
     Comp. MA            Casualty Co.                                                     6/19/03
------------------------------------------------------------------------------------------------------------------------------------
     Worker's             American             38A2AR0002695-00       500/500/500         6/19/02-           14,664
     Comp - GA           Alternative                                                      6/19/03
------------------------------------------------------------------------------------------------------------------------------------
     Worker's            State Fund                 TBD               500/500/500         6/19/02-           76,151
    Comp. - CA                                                                            6/19/03

------------------------------------------------------------------------------------------------------------------------------------
     Property           U.S. Fire Ins.              TBD            1/st/ - 10,000,000     6/26/02-          430,000
                                                    TBD             Next - 10,000,000     9/26/02
                                                                                          -------
                        Hartford Ins.               TBD            37,000,000 in excess   6/26/02-
                                                                       of 20,000,000      9/26/02
------------------------------------------------------------------------------------------------------------------------------------
     Transit            Hartford Ins.               TBD                 1,000,000         6/26/02-          $50,000
                                                                                          9/26/02       Cancelled -
                                                                                                            8/14/02

------------------------------------------------------------------------------------------------------------------------------------
     General             MT Hawley                  TBD                 1,000,000         6/26/02-          105,000
    Liability                                                                             9/26/02

------------------------------------------------------------------------------------------------------------------------------------
    Umbrella           ACE Insurance                TBD                10,000,000         6/26/02-           40,000
                                                                                          9/26/02
------------------------------------------------------------------------------------------------------------------------------------

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                       DETAILED LISTING OF DISBURSEMENTS

Case Name:     ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
               CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:   01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:      July 1, 2002, - July 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
3.       Bank Accounts
         -------------

------------------------------------------------------------------------------------------------------------------------------------
Bank Name          Account     Account       Beg. Book    Deposits    Disbursements    Others    Transfers     Ending
                   Type        Number        Balance                                   (Loan                   Book
                                                                                       Adv.)                   Balance
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase    Operating   777-019353    16,340,459   5,028,153   (1,245,809)                (3,011,695)   17,111,108
------------------------------------------------------------------------------------------------------------------------------------
Comm. Nat. Bank    MA Payroll  278084         3,369,991               (3,610,009)                 2,718,750     2,478,732
------------------------------------------------------------------------------------------------------------------------------------
                   MA Payroll  277827              (842)                 (24,919)                    26,047           286
------------------------------------------------------------------------------------------------------------------------------------
N/A                MA Petty    N/A                2,015                                              (2,015)            0
                   Cash
------------------------------------------------------------------------------------------------------------------------------------
Trustmark          MS Payroll  8400000043     1,076,744                                                         1,076,744
Savings Bank
------------------------------------------------------------------------------------------------------------------------------------
                   MS Petty    8400170941         1,208                                              (1,208)            0
                   Cash
------------------------------------------------------------------------------------------------------------------------------------
Bank of America    MS Medical  87656-60545      303,879                 (117,648)                   123,648       309,879
------------------------------------------------------------------------------------------------------------------------------------
                   Atl.        32566-83139        5,372                   (1,193)                                   4,179
                   Operating
------------------------------------------------------------------------------------------------------------------------------------
                   Atl.        32998-05863       (2,372)                (135,228)                   137,600             0
                   Payroll
------------------------------------------------------------------------------------------------------------------------------------
N/A                Atl. Petty  N/A                  900                                                (900)            0
                   Cash
------------------------------------------------------------------------------------------------------------------------------------
                   CA Payroll  10981-03623      284,642                   (3,386)                                 281,256
------------------------------------------------------------------------------------------------------------------------------------
                   CA          87650-60543       76,635                                                            76,635
                   Operating
------------------------------------------------------------------------------------------------------------------------------------
N/A                CA Petty    N/A                  170                                                (170)            0
                   Cash
------------------------------------------------------------------------------------------------------------------------------------
CitiBank           ACT         30427603         310,938       1,300                                               312,238
                   Securities
                   Corp.
------------------------------------------------------------------------------------------------------------------------------------
Taipei Bank        MS Taiwan   600170003419*     79,169                  (39,400)                   (39,769)            0
                   Branch
------------------------------------------------------------------------------------------------------------------------------------
Trustmark          MS          8400170941             0                                               1,481         1,481
Savings Bank       Operating
------------------------------------------------------------------------------------------------------------------------------------
Trustmark          MS Other    8400403337             0                                               7,333         7,333
Savings Bank
------------------------------------------------------------------------------------------------------------------------------------
Citizens Bank      Benefits    1109509739             0                                               1,129         1,129
                   Plan Mgmt
------------------------------------------------------------------------------------------------------------------------------------
Mintz Levin        Escrow      N/A                    0  51,218,231                                  39,769    51,258,000
                   Account
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        21,848,907  56,247,684   (5,177,591)                              72,919,000
------------------------------------------------------------------------------------------------------------------------------------

*Taiwan bank account transferred to Sun ACT Acquisition Corp. on July 12, 2002.

Disbursements July 1, 2002 through July 31, 2002 were $4,540,683 ACT Manufacturing, Inc., $0 ACT Manufacturing Holdings, LLC, $636,908 CMC Industries, Inc., $0 ACT Manufacturing Securities Corp.

4. Post-Petition Payments: List any post-petition payments to professionals and payments on Pre-petition debts in the schedule below (attach separate sheet if necessary).


     Payments To/On                 Amount          Date           Check #
     --------------                 ------          ----           -------
     Professionals (attorneys,
      Accountants, etc.):

     Morgan Lewis & Bockus          $109,198.41     01/28/2002     Wire Transfer
                                    $227,285.00     03/08/2002     Wire Transfer
                                    $111,706.26     04/16/2002     Wire Transfer
                                    $ 91,971.14     05/24/2002     Wire Transfer
                                    $ 92,060.76     07/01/2002     Wire Transfer

     Mintz Levin                    $421,585.42     02/26/2002     Wire Transfer
                                    $245,759.96     03/26/2002     Wire Transfer
                                    $311,333.18     04/24/2002     Wire Transfer
                                    $182,762.00     05/29/2002     Wire Transfer
                                    $193,389.99     06/27/2002     Wire Transfer

     Zolfo Cooper                   $441,959.95     03/07/2002     Wire Transfer
                                    $308,783.78     03/26/2002     Wire Transfer
                                    $383,882.45     04/24/2002     Wire Transfer
                                    $311,521.94     05/29/2002     Wire Transfer
                                    $290,099.69     06/27/2002     Wire Transfer

     Choate Hall                    $153,522.12     03/08/2002     Wire Transfer
                                    $ 76,774.11     03/26/2002     Wire Transfer
                                    $145,944.68     05/10/2002     Wire Transfer
                                    $120,624.48     05/30/2002     Wire Transfer
                                    $127,289.84     06/27/2002     Wire Transfer

     PWC                            $126,478.16     03/18/2002     Check #126015
                                    $ 71,850.00     04/25/2002     Check #126894
                                    $    491.30     05/08/2002     Check #127192
                                    $ 43,497.11     05/29/2002     Wire Transfer
                                    $ 49,334.34     06/27/2002     Wire Transfer

     Policano & Manzo               $259,328.33     03/12/2002     Wire Transfer
                                    $124,891.83     03/27/2002     Wire Transfer
                                    $144,034.74     05/24/2002     Wire Transfer
                                    $144,526.99     07/01/2002     Wire Transfer

     Bowditch & Dewey               $ 55,323.73     03/08/2002     Wire Transfer
                                    $ 46,412.58     04/18/2002     Wire Transfer
                                    $ 21,816.51     05/24/2002     Wire Transfer
                                    $  9,864.98     07/01/2002     Wire Transfer

     Testa Hurwitz                  $ 75,000.00     03/12/2002     Check #125697
                                    $ 32,105.36     04/11/2002     Check #126528

                                    $ 68,522.38     04/25/2002     Check #126899
                                    $133,677.75     05/30/2002     Check #127770
                                    $152,450.85     06/28/2002     Wire Transfer

     Lazard Freres                  $328,285.34     03/26/2002     Wire Transfer
                                    $357,947.62     04/24/2002     Wire Transfer
                                    $181,011.36     05/29/2002     Wire Transfer
                                    $182,390.40     06/27/2002     Wire Transfer

     Deloitte & Touche              $ 17,500.00     05/06/2002     Check #127115


     Payments To/On                 Amount          Date           Check #
     --------------                 ------          ----           -------
     Professionals (attorneys,
       Accountants, etc.):

     GML Associates                 $  5,600.00     02/14/2002     Check #124869
                                    $ 23,200.00     02/28/2002     Check #125354
                                    $  1,000.00     03/21/2002     Check #125993
                                    $ 34,750.00     04/26/2002     Check #126909
                                    $  8,000.00     05/03/2002     Check #127078
                                    $  1,500.00     05/23/2002     Check #127656

     Pre-Petition Debts:

     The Morgan Lewis & Bockus payment above of $109,198.41 represents payments for Pre and Post Petition. The invoice did not break out the amounts for Pre and Post petition billings.

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,          Form OPR-1
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Balance Sheet
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
July 31, 2002
        (000's)

                                                                      12/20/01     01/31/02    02/28/02      03/31/02      04/30/02
                                                                      --------     --------    --------      --------      --------
        ASSETS

        CURRENT ASSETS:

           Cash                                                          4,357        5,981       5,598         6,084         8,607
           Other negotiable instruments                                      -            -           -             -             -
           Accounts receivable, net (OPR-3)                             53,351       52,570      51,860        58,881        39,005
           Less:  Allowance for doubtful accounts                      (29,507)     (29,874)    (25,155)      (22,311)      (12,135)
           Inventory, at cost                                           66,783       67,058      63,621        55,219        48,010
           Prepaid expenses and deposits                                 3,546        7,025      11,073         8,060         3,606
           Investments                                                       -
           Other (Def'd taxes and tax receivable)                        7,200        7,181       7,181         7,181         7,181
                                                                      -------------------------------------------------------------
        TOTAL CURRENT ASSETS                                           105,731      109,941     114,178       113,113        94,275

        PROPERTY, PLANT AND EQUIPMENT, AT COST                          42,995       42,995      37,994        32,724        27,883
        Less:  Accumulated depreciation                                (28,502)     (28,943)    (25,143)      (22,391)      (19,054
                                                                      -------------------------------------------------------------
        NET PROPERTY, PLANT AND EQUIPMENT                               14,493       14,052      12,851        10,333         8,829

        OTHER ASSETS
           Notes receivable affiliate                                      602          302           -             -             -
           Investment in subsidiaries                                  140,497      140,497     140,497       140,497       140,497
           Intercompany receivable                                      68,483       68,002      66,942        66,707        66,886
           Goodwill                                                      5,016        4,994       5,008         5,008         5,008
           Other assets                                                  1,516        1,957       1,956         2,006         2,008
                                                                      -------------------------------------------------------------
        TOTAL OTHER ASSETS                                             216,115      215,752     214,403       214,218       214,399

        TOTAL ASSETS                                                   336,338      339,745     341,433       337,664       317,502

                                                                     05/31/02      06/30/02     07/31/02
                                                                     --------      --------     --------
        ASSETS

        CURRENT ASSETS:

           Cash                                                        20,703        21,849       72,919
           Other negotiable instruments                                     -             -            -
           Accounts receivable, net (OPR-3)                            29,790        29,538       11,768
           Less:  Allowance for doubtful accounts                     (12,896)      (12,891)      (8,066)
           Inventory, at cost                                          46,975        45,123            -
           Prepaid expenses and deposits                                4,652         3,723          340
           Investments                                                                                 -
           Other (Def'd taxes and tax receivable)                           -             -          505
                                                                   -------------------------------------
        TOTAL CURRENT ASSETS                                           89,224        87,342       77,466

        PROPERTY, PLANT AND EQUIPMENT, AT COST                         27,806        27,796            -
        Less:  Accumulated depreciation                               (19,221)      (19,434)           -
                                                                   -------------------------------------
        NET PROPERTY, PLANT AND EQUIPMENT                               8,585         8,362            -

        OTHER ASSETS
           Notes receivable affiliate                                       -             -            -
           Investment in subsidiaries                                 140,497       140,497       27,762
           Intercompany receivable                                     66,222        67,917       35,094
           Goodwill                                                     5,008         5,008            -
           Other assets                                                 2,008         2,008          500
                                                                   -------------------------------------
        TOTAL OTHER ASSETS                                            213,735       215,430       63,356

        TOTAL ASSETS                                                  311,544       311,134      140,822


Note: During July 2002, the majority of assets was sold to Sun ACT Acquisition Corporation. ACT also closed the Irish Operation and sold their Thailand and U.K. legal entities to Benchmark Inc.

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,          Form OPR-2
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Balance Sheet
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
July 31, 2002

   (000's)                                       12/20/01  01/31/02  02/28/02   03/31/02   04/30/02   05/31/02   06/30/02  07/31/02
                                                 --------  --------  --------   --------   --------   --------   --------  --------
   LIABILITIES AND STOCKHOLDER'S EQUITY

   POST PETITION LIABILITIES (OPR-4)
        Priority debt                                  --     4,221     7,221      9,531      1,356        309        329       897
        Unsecured debt                                 --     3,251     6,644      3,431      2,452      2,045      4,585     6,372
                                                -----------------------------------------------------------------------------------
   TOTAL POST PETITION LIABILITIES                     --     7,472    13,865     12,962      3,808      2,354      4,914     7,269

   TOTAL PRE PETITION LIABILITIES (A)             366,255   365,254   364,937    364,882    358,633    357,378    357,378   357,378
                                                -----------------------------------------------------------------------------------

   TOTAL LIABILITIES                              366,255   372,725   378,802    377,844    362,441    359,732    362,292   364,647

   STOCKHOLDER'S EQUITY (DEFICIT)
      Preferred Stock                                  --        --        --         --         --         --         --        --
      Common stock                                    171       171       171        171        171        171        171       171
      Paid-in capital                             168,574   169,980   169,980    169,980    169,980    169,980    169,980   169,980
      Retained earnings:                                                                                                         --
             Through filing date                 (198,662) (198,662) (198,662)  (198,662)  (198,662)  (198,662)  (198,662) (198,662)
             Post filing date                                (4,469)   (8,858)   (11,669)   (16,428)   (19,677)   (22,648) (195,315)
                                                -----------------------------------------------------------------------------------
      Retained earnings                          (198,662) (203,131) (207,520)  (210,331)  (215,090)  (218,339)  (221,310) (393,976)

   TOTAL SHAREHOLDERS' EQUITY                     (29,917)  (32,980)  (37,369)   (40,180)   (44,939)   (48,187)   (51,159) (223,825)
                                                -----------------------------------------------------------------------------------

   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     336,338   339,745   341,433    337,664    317,502    311,544    311,133   140,822

 ACT Manufacturing, Inc. and Subsidiaries                             Form OPR-3
 Summary of Accounts Receivable
 Case Number:  01-47641, 01-47642, 01-47643, 01-47644
 July 31, 2002
        (000's)

                Date            Accounts                            Total        0-30        31-60        61-90   Over 90 days
         ------------------     -------------------------------  --------   ---------   ----------   ----------  -------------
     1)   December 20, 2001     Accounts Receivable                53,351      22,975        9,981        5,144         15,250
                                Allowance for Doubtful Accounts   (29,507)     (3,000)      (6,599)      (4,930)       (14,978)
                                                                 --------   ---------   ----------   ----------  -------------
                                         Net A/R                   23,844      19,975        3,382          214            272


     2)   January 31, 2002      Accounts Receivable                52,570      25,375        6,727        3,983         16,485
                                Allowance for Doubtful Accounts   (29,874)     (7,999)      (3,078)      (3,295)       (15,502)
                                                                 --------   ---------   ----------   ----------  -------------
                                         Net A/R                   22,696      17,376        3,649          688            983


     3)   February 28, 2002     Accounts Receivable                51,860      27,027        8,655        4,906         11,272
                                Allowance for Doubtful Accounts   (25,155)     (6,274)      (3,782)      (4,437)       (10,662)
                                                                 --------   ---------   ----------   ----------  -------------
                                         Net A/R                   26,705      20,753        4,873          469            610


     4)    March 31, 2002       Accounts Receivable                58,881      29,051        8,114        5,069         16,647
                                Allowance for Doubtful Accounts   (22,311)     (1,351)      (1,766)      (3,011)       (16,183)
                                                                 --------   ---------   ----------   ----------  -------------
                                         Net A/R                   36,570      27,700        6,348        2,058            464


     5)    April 30, 2002       Accounts Receivable                39,005      18,788        9,848        1,830          8,539
                                Allowance for Doubtful Accounts   (12,135)          -       (3,146)        (850)        (8,139)
                                                                 --------   ---------   ----------   ----------  -------------
                                         Net A/R                   26,870      18,788        6,702          980            400


     6)     May 31, 2002        Accounts Receivable                29,790      13,424        5,742        2,033          8,591
                                Allowance for Doubtful Accounts   (12,896)          -       (2,789)      (1,594)        (8,513)
                                                                 --------   ---------   ----------   ----------  -------------
                                         Net A/R                   16,894      13,424        2,953          439             78


     7)     June 30, 2002       Accounts Receivable                29,538       9,473        5,922        3,652         10,491
                                Allowance for Doubtful Accounts   (12,891)          -       (2,386)      (2,022)        (8,483)
                                                                 --------   ---------   ----------   ----------  -------------
                                         Net A/R                   16,647       9,473        3,536        1,630          2,008


     8)     July 31, 2002       Accounts Receivable                11,768           -            -            -         11,768
                                Allowance for Doubtful Accounts    (8,066)          -            -            -         (8,066)
                                                                 --------   ---------   ----------   ----------  -------------
                                         Net A/R                    3,702           -            -            -          3,702

  * Note: As part of the sale process, the majority of Accounts Receivable was sold to Sun ACT Acquisition Corporation, except for certain excluded receivables.

ACT Manufacturing, Inc. and Subsidiaries                              Form OPR-4
Schedule of Post Petition Liabilities
July 31, 2002
    (000's)

                                                     Date         Due         Total
    Post Petition Liabilities                      Incurred       Date         Due        0-30      31-60       61-90  Over 90 days
    -----------------------------------------  -------------- ------------- ---------  ----------  --------  --------- ------------
    Taxes Payable:
         Federal Income Taxes                      31-Jul-02   31-Aug-02       114          114          -           -           -
         FICA - Employer's Share                   31-Jul-02   31-Aug-02        32           32          -           -           -
         Unemployment Tax                          31-Jul-02   31-Aug-02         -            -          -           -           -
         State Income Tax                          31-Jul-02   31-Aug-02         2            2          -           -           -
         State Sales and Use Tax                   31-Jul-02   31-Aug-02       568          568          -           -           -
         State Tax, other                          31-Jul-02   31-Aug-02        20           20          -           -           -
         Personal Property Tax                     31-Jul-02   31-Aug-02       161          161          -           -           -
                                                                            ------------------------------------------------------
        Total Taxes Payable                                                    897          897          -           -           -


    Trade Accounts Payable and Other:
    Accurate Molded Plastics, Inc                  31-Jul-02   31-Aug-02         1            1
     Newark Electronics                            31-Jul-02   31-Aug-02         6            6
    Tyco Electronics                               31-Jul-02   31-Aug-02        11           11
    Georgia Power                                  31-Jul-02   31-Aug-02         9            9
    Alcorn County                                  31-Jul-02   31-Aug-02         2            2
    Bellsouth                                      31-Jul-02   31-Aug-02         7            7
    Pacific Gas & Electric                         31-Jul-02   31-Aug-02        33           33
    Alcorn County                                  31-Jul-02   31-Aug-02        37           37
    Intercall                                      31-Jul-02   31-Aug-02         2            2
    Pacific Bell                                   31-Jul-02   31-Aug-02         1            1
    Mass Electrics                                 31-Jul-02   31-Aug-02         2            2
    Wireless Inc.                                  31-Jul-02   31-Aug-02         1            1
    Cingular Wireless                              31-Jul-02   31-Aug-02         1            1
    CTC Communications                             31-Jul-02   31-Aug-02         8            8
    Highwood Properties                            31-Jul-02   31-Aug-02         2            2
    BAE Systems                                    31-Jul-02   31-Aug-02        19           19
    Altex Uniform                                  31-Jul-02   31-Aug-02         4            4
    Allied Security                                31-Jul-02   31-Aug-02         2            2
    Iron Mountain                                  31-Jul-02   31-Aug-02         1            1
    U.S. Trustee Program                           31-Jul-02   31-Aug-02        20           20
    Equipment lease potential accrual              31-Jul-02   31-Aug-02       593          593                                  -
    Other Accrued Expenses                         31-Jul-02   31-Aug-02       300          300
    Medical Benefits Liability (estimated)         31-Jul-02   31-Aug-02     3,000        3,000
    KERP Accrual                                   31-Jul-02   31-Aug-02       196          196          -
    Mintz Levin                                    31-Jul-02   31-Aug-02       160          160          -           -           -
    Testa, Hurwitz                                 31-Jul-02   31-Aug-02       459          227        232           -           -
    Lazard                                         31-Jul-02   31-Aug-02       189            -        189           -           -
    Zolfo Cooper                                   31-Jul-02   31-Aug-02       193          193          -           -           -
    GML Associates                                 31-Jul-02   31-Aug-02         9            2          7           -           -
    Policano & Manzo                               31-Jul-02   31-Aug-02       261          107        154           -           -
    Morgan Lewis                                   31-Jul-02   31-Aug-02       415          282        133           -           -
    Bowditch & Dewey                               31-Jul-02   31-Aug-02        54           29         25           -           -
    Choate, Hall & Stewart                         31-Jul-02   31-Aug-02       273           79        194           -           -
    PwC                                            31-Jul-02   31-Aug-02       101           38         63           -           -
                 other                                                           -
                                                   -------------------------------------------------------------------------------
        TOTAL ACCOUNTS PAYABLE AND OTHER                                     6,372        5,375        997           -           -

    TOTAL POST PETITION LIABILITIES                                          7,269        6,272        997           -           -

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,          Form OPR-5
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Income Statement
Case Number:  01-47641, 01-47642, 01-47643, 01-47644
July 31, 2002
         (000's)

                                                                   12/21/01-
                                                                    01/31/02      02/28/02      03/31/02      04/30/02
                                                                    --------      --------      --------      --------

         NET REVENUE                                                  13,359        13,471        21,314        13,530

         COST OF GOODS SOLD:
              Materials                                                9,509         9,852        15,670        11,101
              Labor - Direct                                           1,011         1,028         1,067           515
              Manufacturing Overhead                                   2,819         2,009         3,530         1,941
                                                                    --------------------------------------------------
                   TOTAL COSTS OF GOODS SOLD                          13,339        12,890        20,268        13,557

              GROSS PROFIT                                                21           581         1,046           (27)

         Selling and Marketing                                           256           179           177           146
         General and Adminstrative                                     1,081           929           971           740
         Other -
                                                                    --------------------------------------------------
                   TOTAL OPERATING EXPENSES                            1,337         1,108         1,147           886

         INCOME BEFORE INTEREST, DEPRECIATION, TAXES
              OR EXTRAORDINARY EXPENSES                               (1,316)         (528)         (101)         (913)

         INTEREST EXPENSE (INCOME)                                       473          (855)         (256)         (226)
         DEPRECIATION                                                    441           356           286           222
         EXTRAORDINARY EXPENSE - Professional fees                     1,946         1,520         1,508         1,250
         EXTRAORDINARY EXPENSE - Equipment lease settlement                -         1,596        (1,553)            -
         EXTRAORDINARY EXPENSE - Other                                   292         1,244         2,725         2,600
         INCOME TAX EXPENSE (BENEFIT)
                                                                    --------------------------------------------------

         NET LOSS                                                     (4,469)       (4,389)       (2,811)       (4,759)

                                                                  05/31/02       06/30/02      07/31/02
                                                                  --------       --------      --------
         NET REVENUE                                                 7,344          5,486           331

         COST OF GOODS SOLD:
              Materials                                              4,989          3,996           183
              Labor - Direct                                           628            551           230
              Manufacturing Overhead                                 1,799          2,053         1,017
                                                                  -------------------------------------
                   TOTAL COSTS OF GOODS SOLD                         7,415          6,600         1,430

              GROSS PROFIT                                             (71)        (1,114)       (1,099)

         Selling and Marketing                                         145            150            92
         General and Adminstrative                                     748            665           383
         Other -
                                                                  -------------------------------------
                   TOTAL OPERATING EXPENSES                            894            815           475

         INCOME BEFORE INTEREST, DEPRECIATION, TAXES
              OR EXTRAORDINARY EXPENSES                               (964)        (1,929)       (1,574)

         INTEREST EXPENSE (INCOME)                                    (206)          (226)          (70)
         DEPRECIATION                                                  216            213            96
         EXTRAORDINARY EXPENSE - Professional fees                   1,225          1,626           841
         EXTRAORDINARY EXPENSE - Equipment lease settlement              -              -             -
         EXTRAORDINARY EXPENSE - Other                               1,050          3,244       170,869
         INCOME TAX EXPENSE (BENEFIT)                                              (3,815)         (646)
                                                                  -------------------------------------

         NET LOSS                                                   (3,249)        (2,971)     (172,665)

 ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,         Form OPR-6
 CMC Industries, Inc. and ACT Manufacturing Securities Corp.
 Statement of Sources and Uses of Cash
 Case Number:  01-47641, 01-47642, 01-47643, 01-47644
 July 31, 2002

       (000's)                                                 12/21/01-
                                                                01/31/02  02/28/02  3/31/02  04/30/02  05/31/02  06/30/02  07/31/02
                                                               ---------  --------  -------  --------  --------  --------  --------
       SOURCES OF CASH
          Income (loss) from operations                           (4,469)   (4,389)  (2,811)   (4,759)   (3,248)   (2,971) (172,666)
          Add: Depreciation, amortization & other non-cash           441     1,201    2,518     1,504       244       223   (19,434)
                                                               --------------------------------------------------------------------

       CASH GENERATED FROM OPERATIONS                             (4,028)   (3,188)    (293)   (3,255)   (3,004)   (2,748) (192,100)

        Add: Decrease in assets:
          Accounts receivable                                      1,148                        9,699     9,976       247    12,945
          Inventory                                                          3,436    8,403     7,209     1,035     1,852    45,123
          Prepaid expenses and deposits                                               3,013     4,454     6,135       930     2,878
          Plant, property and equipment                                                                                      27,796
          Other                                                    1,768     1,349      186                 663    (1,696)   39,338
        Increase in liabilities:
          Pre-petition liabilities
          Post-petition liabilities                                7,472     6,394                                            2,355
                                                               --------------------------------------------------------------------
        TOTAL SOURCES OF CASH (A)                                  6,359     7,991   11,309    18,107    14,805    (1,415)  (61,665)

       USES OF CASH
        Increase in assets:
          Accounts receivable                                               (4,009)  (9,864)
          Inventory                                                 (275)
          Prepaid expenses and deposits                           (3,460)   (4,048)
          Plant, property and equipment
          Other                                                                                  (181)                      112,735

        Decrease in liabilities:
          Pre-petition liabilities                                (1,001)     (317)     (55)   (6,249)   (1,255)        -         -
          Post-petition liabilities                                                    (903)   (9,154)   (1,454)    2,560
                                                               --------------------------------------------------------------------
        TOTAL USES OF CASH (B)                                    (4,736)   (8,374) (10,822)  (15,583)   (2,709)    2,560   112,735

       NET SOURCE (USE) OF CASH (A-B=NET)                          1,623      (383)     487     2,524    12,096     1,145    51,070

       CASH - BEGINNING BALANCE (See OPR-1)                        4,357     5,981    5,598     6,084     8,607    20,703    21,849
                                                               ---------  --------  -------  --------  --------  --------  --------
       CASH - ENDING BALANCE (See OPR-1)                           5,980     5,598    6,084     8,607    20,703    21,848    72,919
